UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2010

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

We have updated our Risk Factors previously set forth in our Annual Report on Form 10-K, filed on February 26, 2010. The revised Risk Factors are attached as Exhibit 99.1 to this report and are incorporated by reference into this Item 8.01.  As used in this Form 8-K and Exhibit 99.1, unless we indicate otherwise or the context otherwise requires, the terms “our,” “we, “ “us,” “Cheniere Partners” and similar terms refer to Cheniere Energy Partners, L.P. and its wholly-owned subsidiaries effective March 26, 2007 upon the closing of its initial public offering, and to certain entities under common control prior to March 26, 2007.

Forward-Looking Statements

This Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things:

•	statements regarding our ability to pay distributions to our unitholders;

•	our expected receipt of cash distributions from Sabine Pass LNG, L.P. (“Sabine Pass LNG”);

•
statements regarding future levels of domestic natural gas production, supply or consumption; future levels of liquefied natural gas (“LNG”) imports into North America; sales of natural gas in North America; exports of natural gas from North America; and the transportation, other infrastructure or prices related to natural gas, LNG or other energy sources;

•	statements regarding any financing transactions or arrangements, or ability to enter into such transactions or arrangements;

•
statements regarding any terminal use agreement (“TUA”) or other agreements to be entered into or performed substantially in the future, including any cash distributions and revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, liquefaction or storage capacity that are, or may become, subject to TUAs or other contracts;

•	statements regarding counterparties to our TUAs, construction contracts and other contracts;

•
statements relating to the construction or operation of our proposed liquefaction facilities, including statements concerning the completion or expansion thereof by certain dates or at all, the costs related thereto and certain characteristics thereof;

•	statements regarding any business strategy, any business plans or any other plans, forecasts, projections or objectives, any or all of which are subject to change;

•	statements regarding legislative, governmental, regulatory, administrative or other public body actions, requirements, permits, investigations, proceedings or decisions; and

•	any other statements that relate to non-historical or future information.

These forward-looking statements are often identified by the use of terms such as “achieve,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” ”intend,”  “plan,” “potential,” “project,” “propose,” “strategy” and similar terms. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in this Form 8-K. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these risk factors. These forward-looking statements are made as of the date of this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number                                Description

99.1	Risk Factors for Cheniere Energy Partners, L.P.*

_______________
*Filed herewith

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.
By: CHENIERE ENERGY PARTNERS GP, LLC, its general partner

/s/ Meg A. Gentle
Meg A. Gentle Senior Vice President and Chief Financial Officer
Date:  August 5, 2010

EXHIBIT INDEX

Exhibit
Number                                Description

99.1	Risk Factors for Cheniere Energy Partners, L.P.*
____________
*Filed herewith